Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of NovaMed, Inc. (the “Company”) for the fiscal quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott T. Macomber, Principal Executive Officer and Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2005	By:	/s/ Scott T. Macomber
Scott T. Macomber
Principal Executive Officer and Chief Financial Officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.